UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

VISA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 932-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 26, 2010, Visa Inc. (the “Company” or “our”) issued a press release announcing today that it will host an informational investor call to communicate the following changes that affect the presentation of Visa’s financial results:

•	Incorporating CyberSource results;

•	Reporting of Non-Visa transaction pass-through revenue and expense;

•	Adjusting for Visa Extras revenue and expense; and

•	Revaluing the Visa Europe Put option.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

The call will take place today, October 26, 2010 at 5:00pm Eastern Time, hosted by Byron Pollitt, Chief Financial Officer, with the goal of clarifying these matters before the Company’s fiscal fourth quarter and full-year 2010 financial results are released on Wednesday, October 27, 2010.

A copy of the presentation to be used during the informational investor call is attached hereto as Exhibit 99.2. All information in the presentation is furnished but not filed.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Visa Inc., dated October 26, 2010.

99.2	Presentation of Visa Inc., dated October 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.
Date: October 26, 2010
	By:	/s/ Byron H. Pollitt
Byron H. Pollitt
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Visa Inc., dated October 26, 2010.

99.2	Presentation of Visa Inc., dated October 26, 2010.